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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   March 29, 1996
                                                  ---------------------------


                              CYTOGEN CORPORATION
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             (Exact name of registrant as specified in its charter)



  Delaware                      0-14879       22-2322400
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(State or other jurisdiction    (Commission   (IRS Employer
of incorporation)               File Number)  Identification No.

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600 College Road East, CN5308, Princeton, New Jersey      08540-5308
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (609) 987-8200
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                       This document consists of 4 pages.
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Item 5. Other Events.
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        Cytogen Corporation issued the attached press release on March 29, 1996.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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        (a) Financial Statements -- Not applicable.

        (b) Pro Forma Financial Statements -- Not applicable.

        (c) Exhibits:

Exhibit No.  Description
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99.     Press release issued on March 29, 1996.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CYTOGEN CORPORATION



                                             By: /s/ Thomas J. McKearn
                                                ----------------------------
                                                Thomas J. McKearn
                                                President and
                                                Chief Executive Officer

Date:  March 29, 1996